UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2015

Spōk Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420 Springfield, Virginia	22151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-8488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 3, 2015, Spōk Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”). Due to a error, an incorrect version of selected slides in Exhibit 99.1 was filed with the Original Report. This Amendment No. 1 (the “Amendment”) is being filed solely to correct the version of Exhibit 99.1 included under part (d) of Item 9.01. The Amendment corrects slides 8, 24 and 25 of the Original Report. All other disclosures and exhibits of the Original Report remain unchanged.

Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, Item 9.01 of the Original Report is restated in its entirety below.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Spok Holdings, Inc. Investor meeting presentation slides dated November 3, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spōk Holdings, Inc.

/s/ Shawn E. Endsley
Name: Shawn E. Endsley
Title: Chief Financial Officer
Date: November 4, 2015

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Spok Holdings, Inc. Investor meeting presentation slides dated November 3, 2015.

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K dated November 3, 2015, to which this Amendment relates.

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